Exhibit 99.1

Investor Day February 7, 2022

Disclaimer FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES Safe Harbor Statement under the Private Litigation Reform Act of 1995 This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, any statements about our expectations, plans, intentions, strategies or prospects. We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “look forward to” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: the effects of the COVID-19 global pandemic and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective procedures and our ability to collect accounts receivable; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; pricing pressures from competitors, customers, dental practices and insurance providers; changes in customer demand for our products and services caused by demographic changes or other factors; challenges relating to changes in and compliance with governmental laws and regulations affecting our US and international businesses, including regulations of the FDA and foreign government regulators, such as more stringent requirements for regulatory clearance of products; competition; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors; cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare group purchasing organizations, including the volume-based procurement process in China; control of costs and expenses; dependence on a limited number of suppliers for key raw materials and outsourced activities; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to retain the independent agents and distributors who market our products; our ability to attract, retain and develop the highly skilled employees we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; a determination by the IRS that the distribution or certain related transactions should be treated as taxable transactions; expected financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the impact of the separation on our businesses and the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming and/or costly than expected, which could impact our relationships with customers, suppliers, employees and other business counterparties; restrictions on activities following the distribution in order to preserve the tax-free treatment of the distribution; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including EU rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), because they are a basis upon which our management assesses our performance. Although we believe these measures may be useful for investors for the same reason, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of our financial condition, profitability and performance or liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures.

# Agenda

| Time (EST) | Topics | Presenter |
|---|---|---|
| 11:00 – 11:05am | Welcome | Vafa Jamali<br>*CEO* |
| 11:05 – 11:30am | Introduction to ZimVie<br>Business Highlights | |
| 11:30am – 12:00pm | Overview of Dental Opportunity | Indraneel Kanaglekar<br>*SVP, President of Global Dental* |
| 12:00 – 12:40pm | Overview of Spine Opportunity | Rebecca Whitney<br>*SVP, President of Global Spine* |
| 12:40 – 12:50pm | Financial Overview | Rich Heppenstall<br>*CFO* |
| 12:55 – 1:00pm | Wrap Up | Vafa Jamali<br>*CEO* |
| 1:00 – 1:15pm | Break | All |
| 1:15 – 1:45pm | Q&A | All |

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ZimVie

Indraneel Kanaglekar Rebecca Whitney Rich Heppenstall SVP, President, SVP, President, ZimVie Global Dental, Global Spine, Chief Financial Officer ZimVie ZimVie [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Vafa Jamali ZimVie Chief Executive Officer

Why are we spinning off? To breathe new life, dedicated energy and strategic focus to our trusted brands and products.

Positioned to Capitalize on Multiple Opportunities for Growth    1 Well-positioned in large and growing ~$20B global dental and spine markets 2 Comprehensive portfolio of trusted brands and products 3 Differentiated product profiles, supported by extensive clinical evidence 4 Established commercial infrastructure with global reach 5 Track record of successful innovation Experienced management team with a focus on driving 6 long-term sustainable growth

Introduction to ZimVie Vafa Jamali Chief Executive Officer

# ZimVie At A Glance

| | |
|---|---|
| ~$20B | Global Market Opportunity |
| #5 Market Player in Dental | #6 Market Player in Spine |
| 20+ | Brands Trusted by Clinicians and Surgeons Worldwide |
| 70+ | Countries Served by ~2,700 Team Members |
| 20 | Years of Clinical Evidence Supporting Our Brands |

**~$1B[1]**
Third Party 2021E Sales (unaudited)

**~66%[2]**
Management Adjusted 2021E Gross Margin

**$132M[2,3]**
~13% Margin
Management Adj. EBITDA 2021E


Dental, 46%
Sales by Segment
(2021E)
Spine, 54%


APAC, 12%
EMEA, 13%
Sales by Geography
(2021E)
Americas, 75%

[1] Excludes impact of related party transactions; includes $9 million in revenue from exited markets
[2] Management Adjusted EDITDA gives effect to the separation as if the Company had operated as an independent, publicly traded company for the full year 2021. These adjustments include, but are not limited to certain costs to establish ourselves as a standalone public company and exclusion of other costs that we consider highly variable and are for a specified period of time. Refer to Appendix for further information
[3] Management Adjusted EBITDA excludes share-based compensation; goodwill impairment; integration, restructuring and other expenses; and other various costs. Refer to Appendix for further information

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ZimVie

Well Known Brands with Established History Spine Dental EBI Pre-2016 2016 2019 2020 2021 2022 Acquisition of LDR to Acquisition of ZimVie becomes take the lead in 3DIEMME to expand independent publicly cervical disc digital dentistry traded company replacement portfolio 1988 1999 2003 2008 2008 Acquisition of Implant Announces planned spin-ConciergeTM to enter off of Dental and Spine guided dental surgery businesses to form … services market “NewCo” 2011

Vision Everyone deserves to feel better, healthier, and stronger. We create solutions for people to enjoy and experience life. Mission Advancing clinical technology foundational to restoring daily life. Page 10 Our Core Values uriosity Authenticity Accountability Growth Mindset

Executing the Growth Plan Drive sustainable growth through innovation and market development in focused categories Leverage experienced management team to identify and focus on the best opportunities for growth Strengthen the foundation: strategically, operationally, and commercially

# ZimVie Transformation Focused on Value Creation

| ZimVie Pillar | Build Leadership & Talent | Systems & Operations | Performance & Innovation |
|---|---|---|---|
| |  |  |  |
| **Recent Progress** | ✓ Team engagement scores increased to 80 from 60's<br>✓ Historically revolving leadership refreshed with a strong and experienced executive team<br>✓ Established patient-centric mission | ✓ Exited unprofitable geographies to focus on greatest opportunities<br>✓ Investments in digitization and automation of manufacturing<br>✓ Insourced spine manufacturing and brand rationalization | ✓ Disciplined portfolio management<br>✓ Operating model improvements; lessons from COVID |
| **2022+** | ❑ Drive accountability throughout the organization<br>❑ Be a destination workplace<br>❑ Adopt a growth mindset | ❑ Systematic continuous improvement<br>❑ Integrated & automated systems platform | ❑ Performance in fastest growing sub-markets<br>• Innovation focus on growth drivers<br>• Financial flexibility for M&A |

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ZimVie

Business Highlights Vafa Jamali Chief Executive Officer

Patient Conditions We Serve In Our    DENTAL An estimated 8 million US patients seek treatment for tooth loss annually Only 25% receive tooth replacement Focus on increasing access to treatments with better outcomes for patients We improve smiles, function, and confidence in daily life Page 14 SPINE Spine-related disability is the #1 reason people seek medical treatment Clinical outcomes have room to improve Focus on innovations that provide better outcomes for patients We reduce pain, increase mobility, and restore function to daily life

# ZimVie is a Leading Player in a Large and Growing ~$20B Market Opportunity

| ZimVie Segments | Category | Market Size ($B) | Segment Growth[1] |
|---|---|---|---|
| Dental | Dental Implant Solutions | $5.0 | MSD |
| | Biomaterials | $1.0 | MSD |
| | Digital Dentistry | $2.0 | HSD |
| Spine | Core and Complex Solutions | $8.5 | LSD |
| | Bone Healing / EBI | $0.5 | LSD |
| | Minimally Invasive Surgery (MIS);<br>Enabling Technologies | $2.2 | MSD<br>Mid / High Teens |
| | Motion Preservation Devices | $0.4 | HSD |

Source: Internal analysis with: Clarivate (DRG), DIMDC, SmartTRAK, Orthoworld; [1] Segment growth CAGR 2021-2026

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[Segment Growth Definitions: LSD = Low Single Digit or 1-3%, MSD = Mid Single Digit or 4-6%, HSD = High Single Digit or 7-9%]

ZimVie

# Dental

## Capabilities

- ~300 In-House R&D Employees Across Spine & Dental
- Collaboration with Surgeons, Clinicians, KOLs
- Strategic Partnerships
- Tuck-in Acquisitions

## Fully Integrated End-to-End Tooth Replacement Solutions

### Dental Implants


*Tapered Screw-Vent® (TSV)*


*T3 Implant™*


*Full range of abutments, copings and analogs*

### Biomaterials


*Puros® Allograft*


*Xenograft and synthetic bone grafts*


*Barrier Membranes*

### Digital Dentistry


*Encode® System*
*BellaTek® System*


*RealGUIDE™ Software*


*GenTek™ System*


*SmileZ Today®*

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ZimVie

# Spine

## Capabilities

~300 In-House R&D Employees Across Spine & Dental

Collaboration with Surgeons, Clinicians, KOLs

Strategic Partnerships

Tuck-in Acquisitions

## Comprehensive Product Portfolio

### Core and Complex Solutions


*ROI-C®*


*MaxAn®*


*Virage®*


*Vital™*


*TrellOss®*


*PrimaGen Advanced™ Allograft*

### Minimally Invasive Surgery


*Vital™ MIS*


*Timberline® Lateral Fusion*

### Bone Healing / EBI


*Bone Healing Technologies*

### Motion Preservation Devices


*Mobi-C® Cervical Disc*


*The Tether™*

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ZimVie

# Platforms Supported by Extensive Clinical Evidence – 1,750+ peer-reviewed publications

## MOBI-C



First PMA-approved cervical disc in the US. Proven **statistically superior** to **fusion** at **10 years**[1] for two-level disc replacement

## THE TETHER



The only FDA-approved device for anterior vertebral body tethering to correct progressive idiopathic scoliosis; with over **7 years**[2] of data

## PUROS ALLOGRAFT



**Family of allografts,** clinically documented to provide predictable bone regeneration that improves long-term success of implant procedures

[1] *Kim KD, Hoffman GA, Bae H, et al. Ten-Year Outcomes of One and Two Level Cervical Disc Arthroplasty from the Mobi-C IDE Clinical Trial. Neurosurgery. 2021 Feb 16;88(3):E231. doi: 10.1093/neuros/nyaa459*
[2] Data on file as part of G150001 FDA 2021 Annual Report

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ZimVie

Global infrastructure

Focus on Delivering Long-Term Sustainable Growth Common Market Trends ïƒ¼ ging Global Populationïƒ¼Increasing Healthcare sumerismïƒ¼ ovider Economics Pressuresïƒ¼ doption of echnology for utcomes ZimVie Growth Objectives Drive Commercial & Operational Focus Improving efficiency, profitability, and cash flow Promote Clinically Superior Products Differentiated through extensive clinical evidence Deliver Advanced Workflow Solutions Driving pull-through and growth Key Growth Drivers Dental Spine Implant Mobi-C Growth Cervical Disc Replacement Biomaterials Pull-Through The Tether for Pediatric Digital Dentistry Scoliosis Pull-Through MIS Procedural Geographic Solutions Expansion

Proven Executive Leadership Team Vafa Jamali Rich Heppenstall Heather Kidwell Indraneel Kanaglekar Rebecca Whitney Chief Executive Officer EVP, Chief Financial Officer SVP, Chief Legal and SVP, President, SVP, President, Compliance Officer Global Dental Global Spine Michael Minette Ann Vu David Harmon SVP, Strategy & SVP, Regulatory Affairs SVP, Chief Human Corporate Development and Quality Assurance Resources Officer Laura Driscoll Ben Hutson Stephen Rondeau VP, Communications SVP, Operations SVP, Chief Information Officer

Experienced Board of Directors Dave King Sally Crawford Vinit Asar Former Chairman and CEO, Former COO, President, CEO and Director, LabCorp Healthsource, Inc. Hanger, Inc. Karen Matusinec Vafa Jamali Former SVP, Treasurer CEO and Director, McDonald’s Corporation ZimVie

Positioned to Capitalize on Multiple Well-positioned in large and growing ~$20B global dental 1 Opportunities and spine markets for Growth 2 Comprehensive portfolio of trusted brands and products 3 Differentiated product profiles, supported by extensive clinical evidence MSD% Growth 4 Established commercial infrastructure with global reach Flat Growth 5 Track record of successful innovation Experienced management team with a focus on driving Near-term 3 – 5 Years 6 long-term sustainable growth

Overview of Dental Opportunity Indraneel Kanaglekar SVP, President of Global Dental

Leading Dental Player with Strong Momentum ~$8B 3 $469M Global Tooth Submarkets – Implants, Dental 2021E Sales Replacement Market Biomaterials, Digital Dentistry (unaudited) #2 Best-in-Class 57% US Portfolio of Brands Trusted by 43% OUS Global Biomaterials [1, 2] Clinicians and Surgeons Approximate Revenue Company (by revenue) Split in 2021E Presence in 93% 70+ MSD 3 – 5 Year % Countries including US, EU, of Sales Direct to Customers Growth Rate Japan, and China [1] Dental Biomaterials | Medtech 360 | Market Insights | Europe | 2019 | www.DecisionResourcesGroup.com | pg. 10 [2] Dental Biomaterials | Medtech 360 | Market Insights | North America | 2019 | www.DecisionResourcesGroup.com | pg. 11

# Tooth Replacement: ~$8B Market Growing at Mid Single Digits

120M people in the US are missing at least one tooth (44% of individuals aged 15+) [1, 2, 3]

1 in 4 US patients who seek treatment receive an implant [1, 2, 3]

~2M people in the US are treated annually (<1% of population) [1, 2, 3]

## Major Trends Shaping Our Industry

***Macro:***

- Aging global population
- Increasing healthcare consumerism
- Provider economic pressures
- Adoption of technology for outcomes

***Industry-Specific:***

- Under penetration of dental implant therapy
- Consolidation of dental practices and labs
- Adoption of digital workflow solutions
- Growth in trained surgeons and dental clinicians

## Market Opportunity



Dental Implant Solutions
Biomaterials
Digital Dentistry
~$8B Market
2
1
5
HSD growth
MSD growth
MSD growth
2021E
2026E

[1] American College of Prosthodontists https://www.gotoapro.org/facts-figures/
[2] Straumann 2019 annual report | pg. 29
[3] Internal analysis using DIMDC implant and WHO population data

ZimVie

Page 26

# Product Overview

## Dental Implants

Implants, surgical tools, abutments, and other restorative components for implant-based tooth replacement

## Biomaterials

Bone graft substitutes, membranes, and tissue regenerative products

## Digital Solutions

Patient-specific solutions, intraoral scanners, CAD/CAM equipment, treatment planning, and designing software and surgical guides

### Key Products



*Tapered Screw-Vent (TSV)* | *T3 Implant* | *Full range of abutments, copings, and analogs*



*Puros Allograft* | *Xenograft and synthetic bone grafts* | *Barrier Membranes*



*BellaTek* | *Encode* | *RealGUIDE Software* | *GenTek* | *SmileZ Today*

### Key Competitors

Dental Implants: straumann, Dentsply Sirona, OSSTEM IMPLANT, Envista, HENRY SCHEIN

Biomaterials: Geistlich Biomaterials, ACE Surgical Supply Inc., LifeNet Health, BIOHORIZONS, straumann

Digital Solutions: Dentsply Sirona, straumann, exocad, 3shape, Envista, HENRY SCHEIN, coDiagnostiX, BlueSkyBio

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ZimVie

ZimVie Dental Growth Drivers Implant Growth: Biomaterials Digital Dentistry Geographic Innovation & Execution Pull-Through Pull-Through Expansion Increase Penetration of Leverage Leadership Drive Digital Workflow Scale ZimVie Presence Implants through Continued Position to Drive Implant Adoption and Implant Across Geographies with Innovation and Commercial Conversion Penetration Low Share Execution Deploy new product innovation and medical education across segments, and scale efficient digital workflow solutions across our most attractive geographies

Implant Growth

# Drive Implant Growth Through Continuous Innovation and Commercial Execution

**Key Highlights**

- Broad and comprehensive portfolio
- Drives 60%+ of total dental revenue
- Innovative surface technologies
- Proven clinical success
- 10M+ implants sold in the last 10 years

## Strategies to Drive Implant Growth

### Innovation

Steady cadence of new product launches to broaden clinical indications

### Medical Education

Tailored curriculum with differentiated content quality and delivery

### Commercial Execution

Continue investment in DSO channel and maintain leadership in specialist segments

## ZimVie Dental Implant Portfolio



*Tapered Screw-Vent (TSV)*

- Designed for both primary and secondary stability
- 20 years of clinical use and success (98.7% LT survival)



*T3 Implant*

- Hybrid surface topography
- Integrated platform switching
- Seal integrity



*Others (TM, Osseotite®, Eztetic®, Spline®)*

- Range of legacy designs with loyal customer bases

## In Next 24 Months

Next-Gen Implants:

- TSV
- T3
- Wide

Offer improved primary stability, peri-implant health, immediacy

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ZimVie

Biomaterials Pull-Through

# Leverage Biomaterials Leadership Position

**Key Highlights**

- **#1** Allograft company [1]
- **#2** Global biomaterials company [2, 3]
- Repairs bone defects
- Improved esthetic and clinical outcomes
- Implant pull-through

## Strategies to Drive Implant Growth

### Innovation

Expand biomaterials portfolio and conduct clinical studies to strengthen clinical data

### Cross-Selling Initiative

Target loyal Puros and biomaterials users for dental implant conversions and acquire new customers

## ZimVie Dental Biomaterials Portfolio



*Puros Allografts*

- Sterilized using proprietary Tutoplast® process
- Provides predictable bone generation
- #1 brand of allograft [1]



*Xenografts & Synthetic Bone Grafts*

- RegenerOss
- Endobon



*Barrier Membranes*

- Provides long-lasting and comfortable barriers, strong enough to meet most clinical needs

[1] Geistlich is primarily synthetic and xenograft player/seller
[2] Dental Biomaterials | Medtech 360 | Market Insights | Europe | 2019 | www.DecisionResourcesGroup.com | pg. 10
[3] Dental Biomaterials | Medtech 360 | Market Insights | North America | 2019 | www.DecisionResourcesGroup.com | pg. 11

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Drive Implant Penetration Through Digital Dentistry Digital Dentistry Pull-Through Mission Increase Patient Access Empower Dentists Better Outcomes Economic Value Bring dental implant therapy Reduce learning curve Increase clinician Improve procedure to underserved markets for dentists skill and proficiency affordability and efficiency Opportunity Existing Barriers Digital Dentistry Solutions • Underpenetrated markets • Learning curve for dentists • Guided surgery solutions to build • Increase number of trained surgeons proficiency and confidence; improve • Procedure economics: cost, time, outcomes and dentists per year number of patient visits, etc. • Ability to enhance and accelerate • Digital workflows to improve collaboration • Esthetic and long-term clinical and remove inefficiencies adoption of digital technologies outcomes • Patient-specific restorative solutions and surgery guides to improve esthetics and long-term clinical outcomes Digital enablement represents a critical opportunity to drive implant procedure volume growth

Digital Dentistry Pull-Through

# Quality End-to-End Workflow Solutions


Surgical Workflow
Restorative Workflow
CBCT Scan
C/T= 10min
Intraoral Scan
C/T= 10min
Treatment Plan Using Software
C/T= 25min
Guide Design / Print
Surgery Using Guided Kit, 3D Printed Guide / Template
Restorative Design Using CAD / CAM Software
Computer Aided Manufacturing (CAM) to produce the restoration through a mill or 3D printer
Intraoral Scanners also used in Restorative process

| Data Acquisition | Treatment Planning | Guided Surgery | Data Acquisition | Restorative Design | Restorative Production |
|---|---|---|---|---|---|
| • Intraoral Scanner | • RealGUIDE software suite<br>• Guided surgery services in North America (Implant Concierge) | • Implant Concierge surgical guides<br>• RealGUIDE software<br>• Surgical Kits | • Intraoral Scanner<br>• Encode Impression System<br>• RealGUIDE collaboration tools | • BellaTek design services<br>• Encode empowered lab network | • BellaTek abutments<br>• Zfx abutments |
| | • EU and Japan expansion | • EU and Japan Expansion | • Next Gen Encode | • RealGUIDE CAD/CAM | • RealGUIDE integration with HW platforms<br>• Next Gen Ti-bases |

Current ZimVie capability | In Development Pipeline

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ZimVie

Digital Dentistry Pull-Through
Drive Implant Growth via Digital Workflow Adoption Encode® RealGUIDE™ BellaTek ® SmileZ Software Today New Product Introductions Introduce unique new products and workflows focused on simplification of implant procedures and practice optimization: software, workflows, Increase implant dentistry and patient-specific products penetration via innovation Technical Support and Services Offer services and technical support to ensure dentists and labs can Augment innovation and harness the potential of digital dentistry innovations for implant dentistry drive retention Drive Implant Synergies Case-in-a-box and guided surgery solutions for DSOs that can help standardize training, reduce learning curve, and drive practice efficiency Create value for stakeholders through end-to-end digitally- Leverage patient-specific restorative technologies to drive implant enabled implant solutions pull-through

Geographic Expansion
Global Presence Enables Opportunistic Geographic Expansion Established Presence and Support Geographic Expansion Strategy Continuing Leverage existing commercial Education & infrastructure in attractive direct and Training indirect geographies Inside Sales Dedicated Reps, Customer Medical Customer Education Service Support Teams Target countries or geographies with certain, defined criteria Dedicated Dedicated Field Experts Sales Reps & Product Specialists[1] Direct Presence in Deploy previously successful playbook in ~93% Key Markets of products sold directly to newly identified geographies customers through directly • US and Canada employed sales reps • Western Europe and Israel • Japan, China, ANZ, and India

# Focused on Meaningful Growth Initiatives in the Near-Term

| | | 2019 – 2021 | 2022 – 2024 |
|---|---|---|---|
| Growth Drivers | Implant Growth | • DSO channel investment | • Flagship launches<br>• DSO channel expansion |
| Growth Drivers | Biomaterials Pull-Through | • Innovation | • Continued innovation<br>• Implant pull-through initiative |
| Growth Drivers | Digital Dentistry Pull-Through | • Guided surgery solutions<br>• Ti-bases | • Expansion of software solutions<br>• Implant pull-through initiatives |
| Growth Drivers | Geographic Expansion | • Japan investment | • Investment in select direct geographies |
| Upside | Tuck-In Acquisitions | • Hakuho: Japan distributor<br>• Implant Concierge<br>• 3DIEMME (RealGUIDE) | • Continued focus on accretive tuck-in acquisitions |

## Dental Revenue[1]($M)



'19A-'21E CAGR: ~6%
MSD growth
MSD growth
$414
$368
$469
2019A
2020A
2021E
Near-term
3 – 5 Years

[1] 2021 revenue unaudited

ZimVie

Page 35

Dental Key Takeaways • #5 share in an attractive ~$8B global market • Well-positioned business with operating performance momentum • Focused on four key growth drivers: ïƒ¼ Implant Growth via Innovation and Execution ïƒ¼ Biomaterials Pull-Throughïƒ¼ Digital Dentistry Pull-Throughïƒ¼ Geographic Expansion Consistent and profitable MSD growth underpinned by favorable market dynamics, attractive key growth drivers, defined and actionable strategy, and focused execution

Overview of Spine Opportunity Rebecca Whitney SVP, President of Global Spine

# Leading Spine Player with Significant Growth Opportunity

**~$12B**
Global Spine Surgery Market

**Market Leader**
In High-Growth Sub-segments

**$540M[1]**
Spine 2021E Sales (unaudited)

**Broad Portfolio**
Of Spine Products Designed to Meet the Needs of Surgeons and Their Patients

**750+**
Clinical Publications & Best-in-Class Medical Education

**70% US**
**30% OUS**
Approximate Revenue Split in 2021E

**700+**
Team Members with an Informed Perspective, Embracing Change

Presence in
**50+**
Countries Serving 4,500+ Surgeon Customers

**LSD**
3 – 5 Year % Growth Rate

[1] Unaudited. Excludes impact of related party transactions; includes $9 million in revenue from exited markets

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ZimVie

# Spine Surgery Market is a Growing ~$12B Opportunity



## 5 Million+

Annual Global Spine Procedures[1]

## Major Trends Shaping Our Industry

***Macro:***



Aging global population



Increasing healthcare consumerism



Adoption of technology for outcomes

***Industry-Specific:***



Increasing demand for less invasive treatments



Shift from hospital to ASC setting



Patient expectation of improved clinical outcomes

## Market Opportunity



Motion Preservation Devices
Minimally Invasive Surgery (MIS)
Bone Healing Technologies
Core and Complex Solutions
~$12B Market
$0.4B
$2.2B
$0.5B
$8.5B
HSD
MSD
LSD
LSD growth
2021E
2026E

[1] Syndicated market reports; SmartTRAK, DRG (now part of Clarivate), Orthoworld Annual Report

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ZimVie

# Product Overview

| | | Key Products | Key Competitors |
|---|---|---|---|
| Core & Complex Solutions | • Spinal fusion implants, instrumentation, and biologics<br>• Treats a spectrum of spinal pathologies | <br>*ROI-C*, *MaxAn*, *Virage*, *Vital*, *TrellOss*, *PrimaGen* | Medtronic, DePuy Synthes, stryker, GLOBUS MEDICAL, NUVASIVE |
| Bone Healing | • Non-invasive, nonsurgical technologies to help promote bone healing | <br>*Bone Healing Technologies* | ORTHOFIX, DJO GLOBAL, bioventus |
| MIS | • Spinal implants and instrumentation systems to support MIS approaches | <br>*Vital MIS*, *Timberline Lateral Fusion* | Medtronic, DePuy Synthes, stryker, GLOBUS MEDICAL, NUVASIVE |
| Motion Preservation | • Non-fusion alternatives to restore mobility or growth modulation | <br>*Mobi-C*, *The Tether* | CDR: Medtronic, CENTINEL SPINE, ORTHOFIX, NUVASIVE<br>VBT: GLOBUS MEDICAL (EMEA only) |

ZimVie

Page 40

Drive Turnaround To Stabilize Then Grow Fund Future Innovation Key Growth Areas Base Business: MIS Core & Complex Spine Mobi-C The Tether Procedural Solutions Stabilize by Optimizing the Leverage Leadership Lead the Development of the Pull Through Implants by Portfolio, Driving Commercial Position to Grow the Cervical Segment with First-to-Market Selling the Full Procedural Execution, and Improving Disc Market and Pull Through Technology Solution Operational Efficiencies Core Fusion Implants Pull-Through Base Business

# Support Surgeon Efforts to Treat a Spectrum of Spinal Pathologies

## Core and Complex Portfolio Support 77%[1] of Spine Procedures Today

**Spine Pathologies**

- Degeneration
- Deformity
- Spinal stenosis
- Spondylolisthesis
- Trauma
- Tumor



### Cervical



*ROI-C*



*MaxAn*



*Virage*

### Thoracolumbar



*Vital*



*TrellOss*



*PrimaGen Advanced Allograft*

**Base Business: Core & Complex Spine**

- Optimize portfolio by filling product gaps and streamlining offering
- Innovate beyond the implant (efficiency, value-based solutions) to create implant pull-through
- Build solutions focused on clinical and operational efficiencies and utilize value-based contracting to grow share in Core Spine
- Overhaul operations to improve service levels and reduce inventory expenses
- Continuously improve US commercial execution

[1] Syndicated market reports; SmartTRAK, DRG (now part of Clarivate), Orthoworld Annual Report

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ZimVie

# Well-Positioned in Attractive Sub-Segments



## Cervical Disc Replacement (CDR)
for Degenerative Disc Disease

### Mobi-C

**Restoring quality of life by preserving motion for patients with cervical disc disease**

**Impact[1]:**

- 150,000+ patients treated since 2004
- 4,500+ surgeons trained on Mobi-C since product launch
- 3,200+ surgeons using Mobi-C annually



## Vertebral Body Tethering (VBT)
for Pediatric Scoliosis

### The Tether

**Transforming scoliosis care for children by preserving motion**

**Impact[1]:**

- 1,020+ children have received The Tether since HDE approval in August of 2019
- ~50 surgeons actively performing tethering



## Minimally Invasive Surgery (MIS)

### MIS Procedural Solutions

**Enabling faster recovery for patients with lumbar spine disease**

**Impact[1]:**

- 380+ patients have received Vital MIS since its launch in May 2021

[1] Internal analysis

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Focus on Underdeveloped, High-Growth Markets Mobi-C The Tether MIS Procedural Solutions Cervical Disc Vertebral Body Minimally Invasive Replacement (CDR) Tethering (VBT) Surgery (MIS) for Degenerative Disc Disease for Pediatric Scoliosis Total Total Total Cervical Disc Tethering MIS Opportunity Opportunity Opportunity $990M $245M $5.1B Served Served Served Cervical Disc Tethering MIS Sub-segment Sub- Sub-segment $327M segment $1.9B $30M Underserved Only 33% of eligible patients Only 10% of eligible children Only 37% of eligible patients Sub-segments: receive cervical disc vs. fusion receive tethering vs. fusion receive MIS vs. Open Fast-growing Growing 2x faster than fusion Growing 20x faster than fusion Growing 6x faster than Open Sub-segments: Major 4 competitors 1 competitor 7 competitors Competition:

Expanding Patient Access to Best-in-Class Solutions Cervical Disc Replacement Vertebral Body Tethering Minimally Invasive Surgery (CDR) (VBT) (MIS) for Degenerative Disc Disease for Pediatric Scoliosis Mobi-C The Tether MIS Procedural Solutions Market leading cervical disc First-of-its-kind fusion-less Integrated solutions to meet replacement solution treatment alternative surgeon and patient needs Long-term Clinical Evidence: –Patient Awareness Campaigns: –Surgeon & Sales Education: Platform Innovation: Site of Care Optimization: –

Mobi-C: Restoring Quality of Life by Preserving Cervical Disc Opportunity Motion for Patients with Cervical Disc Disease $900M Served Cervical Disc Sub-segment $300M Mission Poorly Served Market: Faster Recovery: Better Outcomes: Economic Value: 2/3 of patients indicated for Cervical disc patients return to Cervical disc patients have More cost-effective cervical disc are fused, resulting work up to 20 days faster only 1/3 the rate of treatment versus fusion in loss of mobility and function than fusion patients subsequent surgeries post surgery Opportunity Existing Barriers Mobi-C Solutions • 3x more patients should be receiving • Fusion still considered gold • Use data and advocacy to obtain cervical disc replacement today standard by majority of surgeons reimbursement equality • Mobi-C has 10 years of statistically • Surgeons reimbursed 44% more for • Promote to ASC market where there are superior clinical outcomes vs. fusion fusion vs. cervical disc replacement fewer reimbursement hurdles    • Mobi-C leads the space with >50% • Patient indications not well • Educate surgeons on patient share and is well-positioned to further understood by most surgeons indications and benefits of cervical disc develop the market • Sales cycle requires creating belief vs. fusion • Cervical disc replacement is ideal for in new approach with surgeons • Create demand through informed fast-growing surgery center market patients via awareness campaigns • Build sales team skilled in creating markets vs. selling features and benefits

Mobi-C: Restoring Quality of Life by Preserving Motion for Patients with Cervical Disc Disease

# The Tether: Transforming Scoliosis Care For Children By Preserving Their Motion




Total Tether Opportunity $130M
Served Tether Sub-segment $20M

**Mission**

**Poorly Served Market:**
**90%** of children eligible for tethering are instead fused, limiting growth and mobility

**Motion Preserving:**
Alternative to fusion improves and sustains long-term quality of life

**Promising Results:**
Greater than **92% success rate** at follow up (average 5.4 years)

**Faster Recovery:**
Return to full physical activity as soon as **4 weeks** after surgery

## Opportunity

- **10x more children** should be receiving tethering today
- The Tether is the **only FDA approved system** for vertebral body tethering via Humanitarian Device Exemption
- The Tether leads the space and is **endorsed by world-renowned thought leading surgeons**

## Existing Barriers

- **Procedure is relatively new**; fusion still considered gold standard by ~85% of surgeons
- Payer **reimbursement coverage is limited** and frequently requires appeal and/or additional discussion
- **Parents are often unaware** of tethering and the importance of early intervention
- Families have **limited access to surgeons** performing tethering

## Tether Solutions

- **Build clinical evidence** with research societies and surgeon advocates to increase surgeon confidence and expand payer coverage
- **Develop predictive analytics** and patient selection tools to improve clinical outcomes
- **Educate parents** via awareness campaigns focused on both clinical outcomes and lifestyle benefits
- **Make patients aware of surgeons** who embrace tethering

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The Tether: Transforming Scoliosis Care For Children By Preserving Their Motion

Total MIS Procedural Solutions: Enabling Faster MIS Opportunity Recovery For Patients with Lumbar Spine Disease $4.7B Served MIS Sub-segment $1.9B Mission Poorly Served Market: Faster Recovery: Economic Value: 63% of patients with degenerative Patients recover faster after Shorter length of stay Spine disease are still receiving MIS surgery due to reduces total cost of care surgery via invasive open approach muscle sparing approaches Opportunity Existing Barriers MIS Solutions • 2.7x more patients should be receiving • Tenured surgeons not originally trained • Reduce surgeon learning curve by minimally invasive surgery today on MIS approach and often resistant to training surgeons on MIS procedural • Lumbar MIS is well-suited for standalone change solutions surgery centers where procedures are • Smaller incisions create restricted • Customize MIS procedural solutions to growing 3x faster than those in hospitals anatomy visualization which reduces fast-growing surgery center market • MIS procedures are ideal for fast- surgeon confidence • Invest in clinical and economic data to growing surgery center market • Enabling technology improves define MIS benefits and drive adoption visualization but can be cost prohibitive • MIS approach initially increases procedure time and cost

Leverage Market Development Competencies to Expand our Opportunity We will leverage programs to support continued growth and development of Cervical Disc Non-fusion Treatment Minimally Invasive underserved, high- growth markets to Arthroplasty for Pediatric Scoliosis Surgery expand patient access to best-in-class care Mobi-C The Tether MIS Procedural Solutions Market leading cervical disc First-of-its-kind fusion-less Integrated solutions to meet replacement solution treatment alternative surgeon and patient needs Marketing Campaigns: Direct-to-Patient Direct-to-Parent Co-Marketing Sales Initiatives: Aligned sales incentives to effectively develop markets and drive growth Surgeon Education: Best-in-class training and education programs and lab facilities Market Access & Advocacy: Reimbursement support endorsed by long-term clinical evidence Innovation: Continued investment in innovation to protect and grow market leadership position

Transforming and Realigning Spine Business State of the Business Transformations Initiated Spine Revenue[1] ($M) Pre-2021 in 2021 • Stuck in the middle without a unique Focusing strategy on pursuing growth in identity and biased toward commoditized key sub-segments with differentiated $608 sub-segments solutions $529 $540 • US sales disruption due to multiple • Disciplined commercial execution post-integration sales channel aligning US sales channel to most consolidations important business priorities • Redundant portfolio with several Optimizing portfolio by streamlining overlapping products expensive to offering to eliminate redundancy support and maintain Refocusing innovation to target • Lack of focus and discipline led to product and program development for trying to be all things to all people (too key franchises many projects, unprofitable countries Exiting unprofitable countries in and brands, high cost to serve) EMEA and APAC 2019A 2020A 2021E Near 3 – 5 term Years • Continuous improvement (rightsizing [1] 2021 revenue unaudited. cost infrastructure, inventory, operations) Excludes impact of related party transactions; includes $9 million in revenue from exited markets

• #6 share in an attractive ~$12B global market • Well-positioned with a global footprint and broad portfolio serving all segments of the Spine market • Turnaround base business to focus on three main growth drivers: ïƒ¼ Mobi-C ïƒ¼ The Tether ïƒ¼ MIS Procedural Solutions Utilize proven market development principles to expand patient access to best-in-class care while focusing on underserved, high-growth sub-segments Spine Key Takeaways: Page 53

Financial Overview Rich Heppenstall Chief Financial Officer

Historical Financial Performance Snapshot Revenue ($ millions) Adj. EBITDA[2] ($ millions) Spine Dental Related Party Transactions Total Spine and Dental Third Party Management Net Sales [1] Adjusted [3] $1,056 $1,009 34 $1,022 $912 $897 16 $753 5 $748 540 608 $139 529 $132 405 $100 $89 469 414 368 343 2019A 2020A YTD 09/2021A 2021E 2019A 2020A YTD 09/2021A 2021E YoY growth (13.6%) 18.1% 12.5% % margin 13.1% 9.8% 13.2% 13.1% [1] Unaudited. Excludes impact of related party transactions; includes $9 million in revenue from exited markets [2] Adjusted EBITDA excludes share-based compensation; goodwill impairment; integration, restructuring and other expenses; and other various costs. Refer to Appendix for comparable GAAP measure and reconciliation [3] Management Adjusted EBITDA gives effect to the separation as if the Company had operated as an independent, publicly traded company for the full year 2021. These adjustments include, but are not limited to certain costs to establish ourselves as a standalone public company and exclusion of other costs that are highly variable and are for a specified period of time. Refer to Appendix for further information

# Navigating COVID

**COVID significantly impacted Dental and Spine markets in 2020, ongoing uncertainty influencing Spine recovery in 2021 and early 2022**

| | 2020 | 2021 | 2022 outlook |
|---|---|---|---|
| Dental | Significant disruption in Q1 and Q2<br><br>Dental offices returned to normal operation in Q3, business recovered pent-up demand within 2020 | US: Dental offices generally operating normally with limited staffing shortages. Business had normal demand in 2021<br><br>OUS: Ongoing COVID disruption in China, Australia, and India | Comparable to 2021<br><br>Expect revenue growth in mid single digits |
| Spine | Significant disruption in Q1 and Q2<br><br>Slow recovery in Q3<br><br>Elective surgeries recovered in Q4 | Q1 strength as elective surgeries continued<br><br>Regional pockets of disruption throughout Q2 and Q3<br><br>Omicron softness at the end of 2021 | COVID disruption expected in Q1 and into Q2<br><br>Expect revenue contraction in mid single digits |

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Foundational Strength of Underlying Business and Global Scale Support a Compelling Financial Opportunity Well-positioned Clinically Differentiated Global Reach and Enables Financial Global Leader in Brand Portfolio Broad Geographic Flexibility via Dental and Spine and Focused Footprint EBITDA and Free Cash Innovation Pipeline Flow Expansion Opportunity Page 57

Apply Disciplined Framework To Maximize Financial Opportunities • Commercial focus coupled with best-in-class medical training in high-growth markets Sales Growth • Leverage clinically superior products in dental and spine product platforms • Focus on digital dentistry to drive pull-through and spine growth drivers • Expansion in underserved geographies • Optimize the utilization and productivity of manufacturing and supply chain footprint Operational • Improve integrated business management processes to minimize waste Excellence • Reduce overall cost to serve • Execution of sales growth and operational excellence initiatives Expanded EBITDA • Institutionalize an enterprise mindset and significantly improve fiscal discipline Margins • Enables expanded operating leverage enabling increased financial flexibility • Leverage reduction Capital Allocation • Target and select R&D investment in higher growth sub-markets Flexibility • Invest in high rate of return cost optimization projects • Active working capital management and disciplined allocation of capital expenditures

2022 Full-Year Financial Guidance Flat to 2021E Third Party Revenue Revenue[1] ($1.0B) Flat to 50bps improvement to Adjusted EBITDA Mgmt. Adj. 2021E EBITDA Margin[2] (13.1%—13.6%) Adjusted EPS[3,4] $2.10—$2.30 Note: Management adjusted financial information gives effect to the separation as if the Company had operated as an independent, publicly traded company for the full year 2021. These adjustments include, but not limited to certain costs to establish ourselves as a standalone public company and exclusion of other costs that are highly variable and are for a specified period of time [1] Unaudited [2] Adjusted EBITDA excludes share-based compensation; goodwill impairment; integration, restructuring and other expenses; and other various costs [3] Adjusted Net Earnings is defined as GAAP net earnings adjusted to exclude goodwill impairment; restructuring costs; acquisition, integration, divestiture and related costs; other various costs; and the tax effect of all adjustments and discrete tax adjustments and other tax-related adjustments [4] Not fully diluted for 2022 59 Refer to Appendix for further information regarding Non-GAAP measures

# Fueling Sustainable Sales Growth and Delivering Significant Margin Expansion

### Near-Term
- Bolstering Our Teams
- Strategic Prioritization
- New Product Launches
- Manufacturing Footprint & Automation

### 3 – 5 Years
- New Product Innovation
- Market Development
- Leveraging Our Channel
- Geographic Expansion
- Digital / Enabling Rollout

### Incremental Upside
- Strategic Bets
- Market Expansion
- Additional Share Gains

### Targeting MSD Revenue Growth


Flat Growth
MSD% Growth
Near-term
3 – 5 Years

### Driving >400bps Adj. EBITDA Margin Expansion


~13%
17%+
Operating leverage on revenue growth
Cost to serve improvements
Mfg. and supply chain optimization
Adj. EBITDA Margin Today
Medium-term Adj. EBITDA Margin

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Wrap Up Vafa Jamali Chief Executive Officer

Positioned to Capitalize on Multiple Well-positioned in large and growing ~$20B global dental 1 Opportunities and spine markets for Growth 2 Comprehensive portfolio of trusted brands and products 3 Differentiated product profiles, supported by extensive clinical evidence MSD% Growth 4 Established commercial infrastructure with global reach Flat Growth 5 Track record of successful innovation Experienced management team with a focus on driving Near-term 3 – 5 Years 6 long-term sustainable growth Page 62

Question & Answer Vafa Jamali Indraneel Kanaglekar Rebecca Whitney Rich Heppenstall ZimVie SVP, President, SVP, President, ZimVie Chief Executive Officer Global Dental, Global Spine, Chief Financial Officer ZimVie ZimVie Page 63

Thank you

Disclaimer for Patient Testimonials NOT ALL PATIENTS ARE CANDIDATES FOR THE PRODUCTS AND/OR PROCEDURES PRESENTED HEREIN. RESULTS ARE NOT NECESSARILY TYPICAL, INDICATIVE, OR REPRESENTATIVE OF ALL RECIPIENT PATIENTS AND RESULTS MAY VARY. APPROPRIATE POST-OPERATIVE ACTIVITIES WILL DIFFER FROM PATIENT TO PATIENT. FOR FULL INDICATIONS, CONTRAINDICATIONS, WARNINGS, PRECAUTIONS, RISKS, OR POTENTIAL ADVERSE EVENTS VISIT CERVICALDISC.COM AND MYSCOLIOSIS.COM. THE OPINIONS EXPRESSED IN THE MOBI-C AND TETHER PATIENT TESTIMONIALS ARE SOLELY THOSE OF THE INDIVIDUAL PATIENT/CAREGIVER AND ARE UNIQUE TO HIS OR HER EXPERIENCE. THIS INFORMATION IS FOR EDUCATIONAL PURPOSES ONLY AND SHOULD NOT TAKE THE PLACE OF DISCUSSIONS WITH A HEALTH CARE PROVIDER NOR IS IT INTENDED TO DIAGNOSE ANY DISEASES, AILMENTS, OR OTHER PHYSICAL CONDITIONS. SURGERY OF ANY KIND CARRIES POTENTIAL RISKS AND INVOLVES RECOVERY TIME, EACH OF WHICH ARE UNIQUE TO THE INDIVIDUAL. INDIVIDUAL RESULTS FOR ANY SURGERY WILL VARY. EACH PATIENT WILL EXPERIENCE A DIFFERENT POST-OPERATIVE ACTIVITY LEVEL, WHICH IS DEPENDENT UPON HIS OR HER OWN INDIVIDUAL CLINICAL FACTORS. INDIVIDUALS SHOULD TALK TO A DOCTOR ABOUT THEIR CONDITION AND AVAILABLE TREATMENT OPTIONS TO SEE IF CERVICAL DISC REPLACEMENT OR ANTERIOR VERTEBRAL BODY TETHERING PROCEDURE IS RIGHT FOR THEM, AS WELL AS POTENTIAL RISKS AND OUTCOMES RELATIVE TO A CERVICAL DISC REPLACEMENT OR ANTERIOR VERTEBRAL BODY TETHERING PROCEDURE. THE MOBI-C CERVICAL DISC PROSTHESIS IS INDICATED IN SKELETALLY MATURE PATIENTS FOR RECONSTRUCTION OF THE DISC FROM C3 TO C7 FOLLOWING DISCECTOMY AT ONE OR TWO CONTIGUOUS LEVELS FOR INTRACTABLE RADICULOPATHY (ARM PAIN AND/OR A NEUROLOGIC DEFICIT) WITH OR WITHOUT NECK PAIN OR MYELOPATHY DUE TO ABNORMALITY LOCALIZED TO THE LEVEL OF THE DISC SPACE AND AT LEAST ONE OF THE FOLLOWING CONDITIONS CONFIRMED BY RADIOGRAPHIC IMAGING (CT, MRI, X-RAYS): HERNIATED NUCLEUS PULPOSUS, SPONDYLOSIS (DEFINED BY THE PRESENCE OF OSTEOPHYTES), AND/OR VISIBLE LOSS OF DISC HEIGHT COMPARED TO ADJACENT LEVELS. THE MOBI-C CERVICAL DISC PROSTHESIS IS IMPLANTED USING AN ANTERIOR APPROACH. PATIENTS SHOULD HAVE FAILED AT LEAST 6 WEEKS OF CONSERVATIVE TREATMENT OR DEMONSTRATED PROGRESSIVE SIGNS OR SYMPTOMS DESPITE NONOPERATIVE TREATMENT PRIOR TO IMPLANTATION OF THE MOBI-C CERVICAL DISC PROSTHESIS. THE TETHER™—VERTEBRAL BODY TETHERING SYSTEM IS A HUMANITARIAN DEVICE AUTHORIZED BY FEDERAL LAW FOR USE IN THE TREATMENT OF SKELETALLY IMMATURE PATIENTS THAT REQUIRE SURGICAL TREATMENT TO OBTAIN AND MAINTAIN CORRECTION OF PROGRESSIVE IDIOPATHIC SCOLIOSIS, WITH A MAJOR COBB ANGLE OF 30 TO 65 DEGREES WHOSE OSSEOUS STRUCTURE IS DIMENSIONALLY ADEQUATE TO ACCOMMODATE SCREW FIXATION, AS DETERMINED BY RADIOGRAPHIC IMAGING. PATIENTS SHOULD HAVE FAILED BRACING AND/OR BE INTOLERANT TO BRACE WEAR. THE EFFECTIVENESS OF THIS DEVICE FOR THIS USE HAS NOT BEEN DEMONSTRATED. RISKS & CONTRAINDICATIONS FOR THE TETHER: COMMON POST- OPERATIVE RISKS INCLUDE OVER-CORRECTION OF THE INSTRUMENTED CURVE, CORD BREAKAGE, NAUSEA, VOMITING, AND BONE SCREW MIGRATION. THE TETHER IS NOT APPROPRIATE FOR PATIENTS WHO HAVE REACHED SKELETAL MATURITY, HAVE POOR BONE QUALITY, OR HAVE A SYSTEMIC OR LOCAL INFECTION AT THE SURGICAL SITE. INDIVIDUALS SHOULD TALK TO A SURGEON ABOUT WHETHER SCOLISIS TREATMENT WITH THE TETHER OR ANOTHER TREATMENT IS RIGHT FOR THEM AND THE RISKS OF THE PROCEDURE. ZIMMER BIOMET DOES NOT PRACTICE MEDICINE; ONLY A SURGEON CAN ANSWER QUESTIONS REGARDING AN INDIVIDUAL’S SYMPTOMS, DIAGNOSIS, AND TREATMENT. Page 65

FINANCE APPENDIX

Non-GAAP Measures and Basis for Financial Presentation We have historically existed and functioned as part of the consolidated business of Zimmer Biomet. The accompanying financial information is prepared on a standalone basis and derived from Zimmer Biomet’s consolidated financial statements and accounting records Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are alternative views of our performance that we provide because they are expected to be important internal measures. Since EBITDA and Adjusted EBITDA are not determined in accordance with GAAP, they have no standardized meaning prescribed by GAAP and, therefore, may not be comparable to the calculation of similar measures of other companies. These metrics should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP. Non-GAAP adjustments to EBITDA and Adjusted EBITDA are described in this Appendix. The accompanying historical financial information reflects the historical financial results of Zimmer Biomet’s spine (including bone healing technologies) and dental businesses and includes all revenues and costs directly attributable to our businesses, including costs for facilities, functions, and services we utilize, and also includes an allocation of expenses related to certain Zimmer Biomet commercial and corporate functions, including distribution quality, regulatory, information technology, finance, executive, human resources and legal. The accompanying Management Adjusted EBITDA gives effect to the separation of these businesses into an independent, publicly traded company. Management adjustments include, but are not limited to: • Certain costs to establish ourselves as a standalone public company, as well as ongoing additional costs associated with operating as an independent, publicly traded company; • Acquisition, integration and restructuring expenses incurred for a specified period of time • Corporate-related items such as non-cash stock option expense and allocation of expenses related to certain Zimmer Biomet commercial and corporate functions, including distribution, quality, regulatory, information technology, finance, executive, human resources and legal • Amortization of acquisition-related intangibles; • Other costs that we consider highly variable and are for a specified period of time The management adjustments are based on available information and assumptions that management believes are reasonable given the information that is currently available. The accompanying historical and management adjusted financial information does not necessarily reflect the financial condition, results of operations and cash flows that we would have achieved as a separate, publicly traded company during the periods presented or those that we will achieve in the future. With respect to the Company’s guidance for Management Adjusted EBITDA and Adjusted EBITDA Margin in 2021E and Adjusted EPS in 2022, a reconciliation of Management Adjusted EBITDA to net income (loss) and Adjusted EPS to net income (loss) per share, the most comparable GAAP measures, is not available without unreasonable effort due to the Company’s limited visibility into and inability to make accurate projections and estimates of items including GAAP allocations and other GAAP carveout adjustments. These items may vary greatly from year to year and could significantly impact the Company’s results as reported in accordance with GAAP. Page 67

# 2022 Full-Year Financial Guidance

## *Including One-Time Spin Metrics*

| Non-GAAP | 2022 Guidance | One-Time Spin Guidance | |
|---|---|---|---|
| | | Dental | Spine |
| **Revenue growth (Annual growth rate)** | Flat to 2021 ($1.0B) | + MSD | - MSD |
| Gross margin | | *Mid 60's%* | *Mid 60's%* |
| *R&D as % of revenue* | | *5% - 6%* | *5% - 6%* |
| *SG&A as % of revenue* | | *35% - 40%* | *47.5% - 52.5%* |
| **Adjusted EBITDA margin[1,2]** | 0 - 50bps improvement to 2021 | | |
| D&A[3] | | $4 - $6 million | $34 - $37 million |
| Share based compensation | | $13 - $16 million | |
| Shares outstanding[4] | | ~26.1 million | |
| **Adjusted EPS[5]** | $2.10 - $2.30 | | |
| Capital expenditures[6]: | | $50 - $60 million | |
| *Instrumentation as % of revenue* | | | *5% - 6%* |
| *Other Capex as % of revenue* | | *2% - 3%* | *1% - 2%* |

[1] Adjusted EBITDA excludes share-based compensation; goodwill impairment; integration, restructuring and other expenses; and other various costs
[2] Includes approximately $61 million of stand-up costs not allocated to Dental and Spine segment financials
[3] Excludes approximately $3 million of corporate amortization costs not allocated to Dental and Spine segment financials; excludes intangible asset amortization
[4] Not fully diluted for 2022
[5] Adjusted Net Earnings is defined as GAAP net earnings adjusted to exclude goodwill impairment; restructuring costs; acquisition, integration, divestiture and related costs; other various costs; and the tax effect of all adjustments and discrete tax adjustments and other tax-related adjustments. Refer to "Non-GAAP Measures and Basis for Financial Presentation" for further information.
[6] Consolidated and includes Capital Expenditures not allocated to Dental and Spine segments

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Historical Reported Combined Statements of Earnings (in $ millions) 3Q21 YTD 2019A 2020A (unaudited) Third party, net $1,021.6 $896.9 $748.2 Related party, net 33.9 15.5 4.8 Total net sales $1,055.5 $912.4 $753.0 Cost of products sold, excluding intangible asset amortization 309.4 302.7 256.4 Related party cost of products sold, excluding intangible asset amortization 24.5 10.2 3.5 Intangible asset amortization 83.4 85.5 65.0 Research and development 55.6 49.2 43.9 Selling, general and administrative 605.4 533.5 405.1 Goodwill impairment—142.0 -Restructuring 1.8 9.7 2.3 Acquisition, integration, divestiture and related 3.2 2.2 12.0 Operating expenses 1,083.3 1,135.0 788.2 Operating loss ($27.8) ($222.6) ($35.2) Other income (expense), net 0.2 1.6 (0.4) Interest expense, net (0.1) (0.3) (0.3) Loss before income taxes (27.7) (221.3) (35.9) (Benefit) provision for income taxes 0.2 (42.3) (1.3) Net loss (27.9) (179.0) (34.6) Less: Net earnings attributable to noncontrolling interest 0.1 0.1—Net loss of the Spine and Dental Businesses of Zimmer Biomet Holdings, Inc. ($28.0) ($179.1) ($34.6) Page 69

Reconciliation of Adjusted EBITDA (in $ millions) 3Q21 YTD 2019A 2020A (unaudited) Net loss of the Spine and Dental Businesses of Zimmer Biomet Holdings, Inc. ($28.0) ($179.1) ($34.6) Interest expense, net 0.1 0.3 0.3 (Benefit) provision for income taxes 0.2 (42.3) (1.3) Depreciation and amortization 135.1 134.3 95.7 EBITDA $107.4 ($86.8) $60.1 Share-based compensation[1] 10.7 10.2 8.8 Goodwill impairment[2] 142.0 Restructuring[3] 1.8 9.7 2.3 Acquisition, integration, divestiture and related[3] 3.2 2.2 12.0 Other various costs[4] 15.5 12.1 16.3 Adjusted EBITDA $138.6 $89.4 $99.5 [1] Excludes share-based compensation from Adjusted EBITDA due to its non-cash nature. [2] Excludes goodwill impairment from Adjusted EBITDA because of the significance of these charges and their non-cash nature. [3] Restructuring, acquisition, integration, divestiture and related costs are expenses from our Parent’s corporate restructuring program and from acquisitions and related integration that are directly related to the Company and are for a specified period of time. Therefore, we exclude these costs from Adjusted EBITDA. [4] Excludes certain Parent-related allocated expenses from projects, events or other various costs that are considered highly variable and for a specified period of time. These costs include expenses and gains from initial compliance with the EU Medical Device Regulation for previously-approved products, compliance with Parent’s deferred prosecution agreement related to certain US Foreign Corrupt Practices Act matters, allocation of costs from Parent’s global restructuring program, allocation of costs related to Parent’s integration activities of acquired businesses, and the impact from excess and obsolete inventory on certain product lines we intend to discontinue.